Exhibit 10.1
FIRST AMENDMENT
TO
PART-TIME EMPLOYMENT AND CONSULTING AGREEMENT
     This First Amendment to Part-Time Employment and Consulting Agreement (hereinafter the “AMENDMENT”) is made this 10th day of May, 2006, by and between Croghan Bancshares, Inc., an Ohio corporation (hereinafter “CROGHAN”), and Allan E. Mehlow (hereinafter “MEHLOW”);
WITNESSETH
     WHEREAS, CROGHAN and MEHLOW are parties to a certain Part-Time Employment and Consulting Agreement dated February 17, 2006 (hereinafter the “AGREEMENT”), pursuant to which MEHLOW serves as a part-time consultant to CROGHAN;
     WHEREAS, Section 2 of the AGREEMENT provides that the consulting arrangement set forth therein shall terminate on May 10, 2006 unless the parties mutually agree to an extension; and
     WHEREAS, the parties desire to extend the consulting arrangement set forth in Section 2 of the Agreement under the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements herein contained, CROGHAN and MEHLOW, intending to be legally bound, hereby agree as follows:
     1. Pursuant to Section 2 of the AGREEMENT, CROGHAN and MEHLOW hereby agree to extend the consulting arrangement set forth therein until December 31, 2006. Such consulting arrangement shall terminate on December 31, 2006, unless CROGHAN and MEHLOW mutually agree to extend the consulting arrangement beyond such date.
     2. CROGHAN and MEHLOW hereby agree that, effective as of May 10, 2006, the consulting fee payable to MEHLOW under Section 2 of the AGREEMENT shall be increased to $90.00 per hour.
     3. Except as expressly set forth herein and amended hereby, the terms and provisions of the AGREEMENT shall remain in full force and effect.
     4. This AMENDMENT may be executed in counterparts, each of which shall be deemed to be a duplicate original, but all of which taken together shall be one and the same instrument.
     5. This AMENDMENT shall be governed by and construed in accordance with the laws of the State of Ohio.

     IN WITNESS WHEREOF, the parties or authorized representatives of the parties have executed this First Amendment as of the date first above written.

/s/ Allan E. Mehlow

Allan E. Mehlow

CROGHAN BANCSHARES, INC.
By:	/s/ Steven C. Futrell
Steven C. Futrell
President and CEO